UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ART’S-WAY MANUFACTURING CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ART’S-WAY MANUFACTURING CO., INC.

5556 Highway 9

Armstrong, Iowa, 50514-0288

Ph: (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, APRIL 20, 2022

To our Stockholders:

The 2022 Annual Meeting of the Stockholders (the “2022 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Wednesday, April 20, 2022, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2022 Annual Meeting will begin at 9:00 a.m. Central Daylight Time (“CDT”). The 2022 Annual Meeting will commence at approximately 10:00 a.m. CDT. The Company is also offering its stockholders the ability to attend the 2022 Annual Meeting remotely, via teleconference. To attend the 2022 Annual Meeting via teleconference, please call 1-866-895-5510 and enter a passcode of 409589. The purposes of the 2022 Annual Meeting are to:

(1)

Consider and vote upon the election of five nominees to the Company’s Board of Directors, to serve until the next annual meeting of stockholders and until such time as their successors are elected and qualified, or until their earlier resignation or removal;

(2)	Consider and vote upon the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2022;

(3)	Consider and vote upon, on a non-binding, advisory basis, named executive officer compensation.

Any action may be taken on any one of the foregoing proposals at the 2022 Annual Meeting on the date specified above, or on any date or dates to which the 2022 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2022 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or submission of your proxy for the 2022 Annual Meeting or if you would like directions to the 2022 Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders listed on the Company’s records at the close of business on Thursday, March 3, 2022, the record date set by the Board of Directors for the 2022 Annual Meeting, are entitled to notice of the 2022 Annual Meeting and to vote at the 2022 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the 2022 Annual Meeting in person or via teleconference. In-person voting will not be available if you attend the 2022 Annual Meeting via teleconference. Therefore, to ensure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly vote your shares by proxy, whether or not you plan to attend the 2022 Annual Meeting. The proxy is revocable and will not be used if a stockholder attends and votes at the 2022 Annual Meeting in person or otherwise provide notice of revocation. You may vote by proxy over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided.

By order of the Board of Directors,

/s/ Marc H. McConnell

Chairman of the Board of Directors

Armstrong, Iowa

March 14, 2022

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.

Proxy Statement

2022 Annual Meeting of Stockholders

Wednesday, April 20, 2022

10:00 a.m. CDT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), for use at the 2022 Annual Meeting of Stockholders of the Company to be held on Wednesday, April 20, 2022 (the “2022 Annual Meeting”), and at any adjournment thereof. The 2022 Annual Meeting will be held at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the 2022 Annual Meeting will begin at approximately 9:00 a.m. Central Daylight Time (“CDT”). The 2022 Annual Meeting will commence at approximately 10:00 a.m. CDT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 14, 2022.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on April 20, 2022:

The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at

http://www.artsway-mfg.com/financials-and-filings/

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

We are soliciting your proxy for the 2022 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Thursday, March 3, 2022, the record date for the 2022 Annual Meeting, and are therefore entitled to vote at the 2022 Annual Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card or by voting via the Internet or telephone, you are giving Marc H. McConnell and Matthew Westendorf, the proxies, the authority to vote your shares of common stock at the 2022 Annual Meeting in the manner you indicate. If you sign and return your proxy card, but do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2022 Annual Meeting or any adjournments thereof.

Q:	When and where is the 2022 Annual Meeting?

A:

The 2022 Annual Meeting will be held on Wednesday, April 20, 2022, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288. Registration for the meeting will begin at approximately 9:00 a.m. CDT. The 2022 Annual Meeting will commence at approximately 10:00 a.m. CDT. The Company is also offering its stockholders the ability to attend the 2022 Annual Meeting remotely, via teleconference. To attend the 2022 Annual Meeting via teleconference, please call 1-866-895-5510 and enter a passcode of 409589. In-person voting will not be available if you attend the 2022 Annual Meeting via teleconference.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the five director nominees named in this Proxy Statement;

•	Proposal 2 — The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2022 (“fiscal year 2022”);
•	Proposal 3 — The approval, on a non-binding, advisory basis, of named executive officer compensation.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

•	FOR — the election of the five director nominees named in this Proxy Statement;
•	FOR — the ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2022;
•	FOR — the approval, on a non-binding, advisory basis, of named executive officer compensation.

Q:	How many votes do I have?

A:

On any matter that may properly come before the 2022 Annual Meeting, each stockholder entitled to vote thereon will have one vote for each share of common stock owned of record by such stockholder as of the close of business on Thursday, March 3, 2022.

Q:	How many shares of common stock may vote at the 2022 Annual Meeting?

A:

At the close of business on Thursday, March 3, 2022, there were 4,619,733 shares of common stock outstanding. This means that there may be 4,619,733 votes on any matter presented at the 2022 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:

Proposal 1 — Election of Directors — With respect to the election of directors, the five nominees receiving the greatest number of votes cast relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2022 Annual Meeting and entitled to vote on the proposal. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2 — Independent Registered Public Accountant Firm — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2022 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

Proposal 3 — Approval, on a Non-Binding, Advisory Basis, of Named Executive Officer Compensation — Provided a quorum of at least a majority of the issued and outstanding shares of common stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2022 Annual Meeting (whether in person or by proxy) and entitled to vote on the proposal will result in the approval of the compensation of our named executive officer. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, the Board of Directors or the Compensation Committee. To the extent there is any significant vote against named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Q:	Do stockholders have cumulative voting rights?

A:

Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee. The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee. Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to five nominees) at the 2022 Annual Meeting. Accordingly, a holder of 100 shares will only be able to cast 100 votes for each of the five nominees (or any lesser number of nominees, as desired) and will not instead be able to cast 500 votes for a single nominee (or distribute votes in any other manner).

Q:	What constitutes a quorum?

A:

Transaction of business may occur at the 2022 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Thursday, March 3, 2022, the Company had 4,619,733 shares of common stock issued and outstanding and, therefore, the presence of 2,309,867 shares will constitute a quorum for the transaction of business at the 2022 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2022 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What is the effect of abstentions and withhold votes?

A:

You may either vote FOR or WITHHOLD authority to vote for each director nominee (Proposal 1). If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2022 (Proposal 2), and the non-binding, advisory vote on named executive officer compensation (Proposal 3). If you abstain from voting on any of these proposals, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

If you sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and FOR Proposals 2, and 3.

Q:	What is the effect of broker non-votes?

A:

Shares that are held by brokers in “street name” may be voted by the broker on “routine” matters, such as ratification of Eide Bailly LLP as our independent registered public accounting firm for fiscal year 2022 (Proposal 2). To vote on “non-routine” matters, the broker must obtain stockholder direction. When the broker does not vote the shares, the broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2022 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors (Proposal 1), for the non-binding, advisory vote on named executive officer compensation (Proposal 3) or for any other non-routine matters that may be brought before the 2022 Annual Meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be voted for these proposals. Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality of votes cast, will have no effect on the election. The shares underlying broker non-votes in connection with the vote on named executive officer compensation will not be deemed entitled to vote and, therefore, these broker non-votes will have no effect on the outcome of this proposal.

If you do not provide voting instructions, brokers will have discretion to vote on the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

For any other business matters that may be brought before the 2022 Annual Meeting, the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy at the 2022 Annual Meeting and entitled to vote on the matter is required to pass the proposal. Broker non-votes will be counted as present for quorum purposes at the 2022 Annual Meeting but will not be considered entitled to vote on non-routine matters and will therefore not be treated as affirmative or opposing votes.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the 2022 Annual Meeting using any of the following methods:

•

By proxy card. The enclosed proxy card is a means by which a stockholder may authorize the voting of such stockholder’s shares of common stock at the 2022 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2022 Annual Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and return the proxy card in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the five director nominees (Proposal 1); FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accounting firm for fiscal year 2022 (Proposal 2); and FOR the approval, by a non-binding, advisory vote, of named executive officer compensation (Proposal 3).

•

Over the Internet. To vote by proxy over the Internet, go to http://www.proxyvote.com. Please have available the 16-Digit Control Number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on April 19, 2022, to be counted. We are providing Internet proxy voting to allow you to vote your shares via proxy online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•

By telephone. To vote by proxy over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on April 19, 2022, to be counted.

•

In person at the 2022 Annual Meeting. All stockholders of record as of Thursday, March 3, 2022 may vote in person at the 2022 Annual Meeting. Even if you plan to attend the 2022 Annual Meeting, we recommend that you submit your proxy card ahead of time so that your vote can be counted if you later decide not to attend. In-person voting will not be available if you attend the 2022 Annual Meeting via teleconference.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2022 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2022 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2022 Annual Meeting;
•	Returning a later-dated signed proxy card;
•	Submitting a new vote by telephone or Internet; or
•	Giving personal or written notice of the revocation to the Company’s Chief Financial Officer, Michael Woods, at the commencement of the 2022 Annual Meeting.

If your shares are held in “street name” through a broker, bank, trustee, or other nominee, you will need to contact that custodian if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:

If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the five nominees recommended for election by the Board of Directors. You may wish to vote for less than five director nominees. In such case, your shares will only be voted for the director nominee(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director nominee, your shares will not be voted with respect to the director nominee for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accounting firm for fiscal year 2022 (Proposal 2), and FOR the approval, by a non-binding, advisory vote, of named executive officer compensation (Proposal 3). If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present. The proposal to ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm (Proposal 2) is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers will not have discretion to vote your shares on the election of directors (Proposal 1), or on the non-binding, advisory vote on named executive officer compensation (Proposal 3). Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, the broker non-votes will not be considered “votes cast” for purposes of determining the outcome of the election of director nominees and will have no effect on the outcome of the election. Similarly, the shares underlying broker non-votes on Proposal 3 will not be considered entitled to vote and will have no effect on the outcome of these proposals.

Q:	Who can attend the 2022 Annual Meeting?

A:

All stockholders of record as of the close of business on Thursday, March 3, 2022, may attend the 2022 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in “street name”), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2022 Annual Meeting?

A:	The Board of Directors has fixed Thursday, March 3, 2022, as the record date.

Q:	Who will count the votes?

A:

All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company. All shares voted by stockholders of record present in person at the 2022 Annual Meeting will be tabulated by our Chief Financial Officer.

Q:	Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Our directors, executive officers and employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Q:	How do I nominate a candidate for election as a director at next year’s annual meeting?

A:

You may recommend a candidate for nomination by the Board of Directors at next year’s annual meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE – Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission (the “SEC”). You may directly nominate a candidate for election at next year’s annual meeting by following the procedures explained below in response to the question “When are stockholder proposals and director nominations due for next year’s annual meeting?”

Q:	What is a stockholder proposal?

A:

A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for next year’s annual meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the next year’s annual meeting?

A:

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company no later than November 10, 2022 (approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for next year’s annual meeting be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

Stockholders who intend to present a proposal or director nomination at next year’s annual meeting without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s Bylaws, deliver to the Company notice of such proposal no earlier than January 20, 2023 (approximately 90 days prior to the one year anniversary of the 2022 Annual Meeting) and no later than February 19, 2023 (approximately 60 days prior to the one year anniversary of the 2022 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted at next year’s annual meeting does not comply, as determined in the Chairman’s discretion, with the timeframes and other procedures established by the Company’s Bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

What am I voting on? The Board is asking our stockholders to elect each of the five director nominees named in this Proxy Statement to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

Board Recommendation: FOR the election of each of the five director nominees.

Required Vote: The five director nominees with the greatest number of shares voted FOR the director nominee will be elected.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING.”

Five members of the Board of Directors (the “Board”) will be elected at the 2022 Annual Meeting to hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. Messrs. McConnell, Buffamante, Westendorf, and White are each currently serving as a member of the Board. In addition to the nominees listed below, Mr. David Castle also currently serves as a member of the Board. Mr. Castle’s term as a director will expire at the 2022 annual meeting.

The five nominees receiving the greatest number of affirmative votes cast will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the five nominees identified below. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or the Board may reduce the size of the Board.

Nominees for Election as Directors at the 2022 Annual Meeting

The Board has recommended the following persons as nominees for election as directors at the 2022 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Marc H. McConnell	42	2001
Thomas E. Buffamante	69	2003
Randall C. Ramsey	59	N/A
Matthew Westendorf	51	2021
David A. White	69	2016

Certain biographical information relating to each of the director nominees is set forth below:

MARC H. McCONNELL, Chairman of the Board, Director. Mr. McConnell is currently the President of Bauer Corporation and McConnell Holdings, Inc. Mr. McConnell is also the President of Adamson Global Technology Corporation, a subsidiary of McConnell Holdings, Inc. Mr. McConnell further serves as the Chairman of the Board, Chairman of the Audit Committee, Chairman of the Executive Committee of Integrated Financial Holdings, Inc., formerly West Town Bancorp, located in Raleigh, North Carolina, and has served as a director of Integrated Financial Holdings, Inc. since 2009. He is also the Chairman of the Board and Chairman of the Audit Committee of West Town Bank and Trust, located in Chicago, Illinois, and has served as Chairman of the Board, Chairman of the Audit Committee, Chairman of the Executive Committee of Sound Bank, located in Morehead City, North Carolina. In May 2019 Mr. McConnell began serving as a director of Dogwood State Bank in Raleigh, North Carolina. Mr. McConnell has served as a director of the American Ladder Institute since 2004 and served as its President from 2006 to 2010. Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007, served as its President from 2013 to 2014 and served as its Treasurer from October 2015 to October 2016. Mr. McConnell was appointed to our Board in July 2001 and served as Vice Chairman of the Board from January 2008 to April 2015, at which time he became our Chairman. He currently resides in Raleigh, North Carolina. Among other attributes, skills, and qualifications, the Board believes that Mr. McConnell’s involvement and experience in the farm equipment manufacturing industry, particularly in leadership positions with similarly situated companies, contribute to his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies.

THOMAS E. BUFFAMANTE, Director. Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and stockholder since 1981. Mr. Buffamante has been a director of the Company since 2003, was appointed to our Audit Committee in 2011, and has served as the Chairman of the Audit Committee since April 2012. He currently resides in Great Valley, New York. Among other attributes, skills, and qualifications, the Board believes that Mr. Buffamante is qualified to serve as a director in light of his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and his ability to provide oversight with regard to tax filings, tax accruals, and other tax matters.

MATTHEW WESTENDORF, Director. Mr. Westendorf is the current President of Westendorf Manufacturing Co., Inc., a manufacturing of front-end loaders located in Onawa, Iowa, a position he has held since 2006. He currently serves on the board of directors of Jack Rabbit Manufacturing (since 2019 and on the executive board of the Farm Equipment Manufacturers Association (since 2014). Among other attributes, skills, and qualifications, the Board believes that Mr. Westendorf’s experience running a manufacturing company will allow him to provide insight into the Company’s operations and strategic direction.

DAVID A. WHITE, Director. Mr. White has been a general partner and the President and CEO of First Call Services LLC, a private holding company and advisory firm since May 2012. He serves on the boards of directors for Ag Growth International Inc., a Toronto Stock Exchange farm equipment manufacturer, Patient Care Logistics Solutions, a private equity sponsored company, and formerly served on the board of directors of Avicanna Inc., a Canadian bio-tech company. He previously sat on the board of Sunrise Transportation Holdings LLC, a privately-held U.S. company, from 2015 to July 2018. Mr. White has held a number of senior financial and operating positions with John Labatt Limited, Lawson Mardon Group Inc., and Laidlaw Inc., and most recently was Chief Executive Officer of TransCare Inc., a medical transportation company, from 2008 to April 2012, and President and Chief Operating Officer of Student Transportation of America, a TSX-listed company, from 2005 to 2007. Mr. White has been a Canadian Charted Accountant since 1978, he holds a BA from the University of Western Ontario and an MBA from the University of Toronto, and in 2013 he received the ICD.D designation from the Institute of Corporate Directors. Mr. White was appointed to the Board in December 2016 and currently serves as a member of the Audit and Chair of the Compensation Committees. Among other attributes, skills, and qualifications, the Board believes that Mr. White is qualified to serve as a director in light of his involvement and experience in the farm equipment manufacturing industry, board experience, his ability to understand generally accepted accounting principles, internal control over financial reporting, and disclosure controls and procedures, his experience in analyzing and evaluating financial statements, and management experience.

RANDALL C. RAMSEY, Director Nominee. Mr. Ramsey is the founder and President of Jarrett Bay Boatworks, a position he has held since 1986. He is also a principal and board member of Bluewater Yacht Sales, a company formed through the merger of Jarrett Bay Yacht Sales and Bluewater Yacht Sales in 2012. Mr. Ramsey serves on the board of governors for the University of North Carolina System and was a past Vice Chair (2018-2019) and Chairman (2019-2022). He has served on the Big Rock Blue Marlin Tournament's board since 1987, serving as President for two terms and is on the boards of other private companies, including Integrated Financial Holdings. His past board membership includes the North Carolina Manufacturer's Association and the American Boat Builders & Repairers Association. Mr. Ramsey previously served as President of The North Carolina State University Student Aid Association and is a past member of the North Carolina State University Board of Trustees. Among other attributes, skills and qualifications, the Board believes that Mr. Ramsey’s vast business experience in leadership and business operations will provide insight into the future growth and strategic directions of the Company.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on? The Board is asking our stockholders to ratify its selection of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2022.

Voting Recommendation: FOR the ratification of our independent registered public accounting firm.

Vote Required: Ratification requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING.”

The Board, acting on the recommendation of the Audit Committee, has selected Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2022. Eide Bailly LLP has been the Company’s independent registered public accounting firm since July 2006. Eide Bailly LLP has advised the Company that it has no relationship to the Company except that of independent registered public accounting firm. A representative of Eide Bailly LLP is expected to be present at the 2022 Annual Meeting. Such representative will have an opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2021 and November 30, 2020.

Category	Fiscal Year	Fees ($)
Audit Fees (1)	2021	110,247
	2020	106,139
Audit-Related Fees (2)	2021	-
	2020	-
Tax Fees (3)	2021	21,500
	2020	22,500
All Other Fees	2021	-
	2020	-

(1)

Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	Tax fees represent fees billed for each of the last two fiscal years for tax compliance, tax advice and tax planning, which included preparation of tax returns.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approved the engagement of Eide Bailly LLP as the Company’s principal independent registered public accounting firm to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent registered public accounting firm prior to engagement. One hundred percent of the services referenced above were pre-approved by our Audit Committee.

PROPOSAL 3

APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

What am I voting on? The Board is asking our stockholders to approve, on a non-binding, advisory basis, the compensation of the named executive officers disclosed in this Proxy Statement.

Voting Recommendation: FOR the approval of the compensation of the named executive officers.

Vote Required: Approval requires an affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

Voting procedures and the method by which votes will be counted, including the treatment and effect of abstentions and broker non-votes, are more fully described above in the section titled “QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that the Company provide its stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding, advisory vote on the frequency of votes on named executive officer compensation at our 2019 Annual Meeting of Stockholders, the Company previously determined to hold annual votes on the compensation of named executive officers.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for individual performance and contributions to our overall business objectives and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement, in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to approve the following resolution at the 2022 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

While the Board and the Compensation Committee intend to carefully consider the results of this vote when making future decisions regarding executive compensation, this vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

OTHER INFORMATION

CORPORATE GOVERNANCE

Our Board currently has five members: Thomas E. Buffamante, David R. Castle, David A. White, Matthew Westendorf and Marc H. McConnell. Pursuant to the Company’s Bylaws, the Board has set the size of the Board at five directors as of the 2022 Annual Meeting. David Castle’s term as a director will expire at the 2022 Annual Meeting and Randall C. Ramsey has been nominated for election to the Board at the 2022 Annual Meeting.

All of our current directors are “independent” within the definition provided by Nasdaq Rule 5605, with the exception of Marc McConnell. The Board has determined that Marc McConnell is not independent due to his receipt of payments from the Company as compensation for services he provides as Chairman of the Board. In considering the independence of Marc McConnell, the Board also considered Marc McConnell’s position as managing member of McConnell Legacy Investments LLC, McConnell Legacy Investments LLC has beneficial ownership of approximately 47% of the Company’s securities; and McConnell Legacy Investments LLC receives certain fees from the Company in connection with its guarantee of a portion of the Company’s bank debt. Should he be elected to serve as a member of the Board at the 2022 Annual Meeting, the Board has determined that Randall C. Ramsey will qualify as “independent” within the definition provided by Nasdaq Rule 5605.

The Board held four formal meetings during the fiscal year ended November 30, 2021 (“fiscal year 2021”) and four quarterly update calls. With the exception of J. Ward McConnell, Jr., who did not attend the January 2021 meeting or April 2021 meeting, each director attended 100% of the total number of Board meetings held while the director served during fiscal year 2021 and the total number of meetings held by all committees of the Board on which the director served during fiscal year 2021. The Board encourages all directors to attend the Company’s annual meeting of stockholders but does not have a formal attendance policy. The Company’s last annual meeting of stockholders held on April 21, 2021 was attended via teleconference by all of our directors who were serving at that time, with the exception of J. Ward McConnell, Jr.

The Board has an Audit Committee and a Compensation Committee. The Board as a whole functions as the Company’s Nominating and Governance Committee, although director nominees are recommended by our independent directors without participation of the non-independent directors.

The Board’s Role in Risk Oversight

Management has the responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on risks relating to commodity pricing (such as steel), the Company’s ability to maintain appropriate levels of credit and insurance coverage, and financial and accounting, legal and compliance risks, including oversight of inventory accounting, revenue recognition, and other internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee reviews compensation and benefits plans affecting all employees, including the executive officers. We have determined that it is not reasonably likely that our compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while Marc McConnell, as the Chairman of the Board, provides guidance to the Chief Executive Officer; sets the strategic direction for the Company; sets the agenda for Board meetings; and presides over meetings of the full Board.

Because the Board has determined that our Chairman of the Board does not satisfy the definition of “independence” as set forth in Nasdaq Rule 5605, the Board appointed Matthew Westendorf to serve as “presiding director” over all executive sessions of independent directors that are required under Nasdaq rules.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. Persons who are subject to the Code are required to bring any violations and suspected violations of the Code to the Company’s attention, through their supervisor, management, outside legal counsel, or confidential communication with the Chairman of the Audit Committee.

The Code of Ethics is posted to our website at http://www.artsway-mfg.com/corporate-governance/. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent registered public accounting firm, recommends selection of the Company’s independent registered public accounting firm to the Board, approves fees to be paid to our independent registered public accounting firm, and reviews the Company’s financial statements with management and the independent registered public accounting firm. The Audit Committee has recommended to the Board the appointment of Eide Bailly LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2022.

The Audit Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/. Under the charter, the Audit Committee must be comprised of not less than three members of the Board and its composition must otherwise satisfy Nasdaq requirements applicable to audit committees. During fiscal year 2021, the members of the Audit Committee were Thomas E. Buffamante (Chairman), David R. Castle and David A. White. Messrs. Buffamante and White will continue to serve as members of the Audit Committee in fiscal year 2022. Following the expiration of his term as a director of the Company at the 2022 Annual Meeting, Mr. Castle will be replaced by Mr.Westendorf. The Board conducted discussions related to Thomas E. Buffamante’s independence as it coincides with Mr. Buffamante’s role as minority trustee of J. Ward McConnell Jr. Living Trust and deemed that Mr. Buffamante has no financial or voting interest in the shares held by the trust’s underlying interest in McConnell Legacy Investments LLC. The Board has determined that all current and proposed members of the Audit Committee are independent under the definition of “independence” provided by Nasdaq Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that Mr. Buffamante and Mr. White are each an “audit committee financial expert” as defined by applicable SEC regulations, and that all members of the Audit Committee are financially literate as required by Nasdaq Rule 5605. The Audit Committee held five meetings during fiscal year 2021 including a pre audit planning meeting.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the SEC or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accountant is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The members of the Audit Committee have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2021. The members of the Audit Committee have discussed with Eide Bailly LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The members of the Audit Committee have received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the members of the Audit Committee have discussed with Eide Bailly LLP their independence from management and the Company. The members of the Audit Committee have considered whether the provision of services by Eide Bailly LLP referred to above not related to the audit of the financial statements and the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and have determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the SEC for the fiscal year ended November 30, 2021.

Audit Committee

Thomas E. Buffamante, Chairman

David Castle

David A. White

Compensation Committee

During fiscal year 2021, the members of the Compensation Committee were David A. White (Chairman), David Castle (Former Chairman), Thomas E. Buffamante and Matthew Westendorf. Messrs. Buffamante, Westendorf and White will serve as members of the Compensation Committee for fiscal year 2022. David Castle stepped down as Chairman of the Compensation Committee in Q4 of fiscal 2021 due to health concerns. Mr. Castle was replaced by Mr. Westendorf as a member of the Audit Committee, with Mr. White succeeding Mr. Castle as Chairman. The Board has determined that all current and proposed members of the Compensation Committee are independent within the definition of “independence” provided by Nasdaq Rule 5605 and Rule 10C-1 of the Securities Exchange Act of 1934. The Compensation Committee operates under a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-govemance/. Under the charter, the Compensation Committee must consist of two or more members of the Board, and each member must meet applicable Nasdaq independence standards.

The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs for employees, although the Company’s Chief Executive Officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee reviews and makes recommendations to the Board as to the compensation of those Company employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, which includes the Chief Executive Officer and Chief Financial Officer. The Board retains the authority to set director compensation, each based on the Compensation Committee’s recommendations. Marc McConnell does not participate in the discussion or approval of the payments he receives from the Company as compensation for services he provides as Chairman of the Board.

Although the Board administers the Company’s equity incentive plans, the Compensation Committee remains responsible for recommending to the Board any equity awards to the Company’s Chairman, Chief Executive Officer and the Chief Financial Officer, and the Board may delegate to the Compensation Committee additional administrative duties for the equity incentive plans in the future. Neither the Compensation Committee nor the Board engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. Executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation Committee. The Compensation Committee had one meeting during fiscal year 2021.

Nominating and Governance Committee

The Board as a whole performs the functions of a Nominating and Governance Committee. The Board has determined that each of our directors is independent under the definition of “independence” provided by Nasdaq Rule 5605, with the exception of Marc McConnell for the reasons identified above. Because the Board consists solely of persons who are neither employees nor officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating and Governance Committee. In accordance with Nasdaq requirements, all five of the director nominees for the 2022 Annual Meeting were recommended by a majority of the independent directors without participation of the non-independent director. The Board met once during fiscal year 2021 for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board, acting as the Nominating and Governance Committee, is to identify and evaluate qualified individuals for membership on the Board. The Board annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders. The Board operates as the Nominating and Governance Committee pursuant to a written charter, which is available on our website at http://www.artsway-mfg.com/corporate-governance/.

Selection of Director Nominees

In selecting nominees for directors, the Board, acting as the Nominating and Governance Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skill sets deemed appropriate by the Board to enact the mission and business purposes of the Company. Our Criteria and Policies for Director Nominations (the “Nominations Policies”) were adopted by the Board, acting as the Nominating and Governance Committee, on July 28, 2009 and are attached as Annex A to the Nominating and Governance Committee Charter. The Nominations Policies specify that directors must have certain minimum qualifications, including the ability to read and understand basic financial statements, familiarity with the Company’s business and industry, high moral character and mature judgment and the ability to work collegially with others.

Diversity is also a factor in evaluating director nominees. The Nominations Policies do not restrict the criteria that the Board may consider when evaluating diversity. The Board typically considers diversity of experience, skill, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a board of directors with complementary skill sets and viewpoints. The Board has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees. The Board will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2022 Annual Meeting.

In order for a candidate to be considered for nomination by the Board, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder or group submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder or group submitting the recommendation, and the date such shares were acquired;
(3)	the full name and address of the director nominee;
(4)	the age of the director nominee;
(5)	a five-year business history of the director nominee;
(6)	the amount of common stock of the Company owned by the director nominee;
(7)	whether the director nominee can read and understand basic financial statements;
(8)	the director nominee’s other board memberships, if any;
(9)	any family relationships between the director nominee and any executive officer or current director of the Company;
(10)	any business transactions between the director nominee or the candidate’s business and the Company;
(11)	a written consent of the director nominee to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the stockholder or group to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which such stockholder believes the candidate has to serve as director of the Company and the reasons why the stockholder believes the candidate should be elected to the Board. The Board may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

Pursuant to the Company’s Bylaws, stockholders who intend to present a floor proposal or director nomination at the 2023 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no earlier than January 20, 2023 (approximately 90 days prior to the one year anniversary of the 2022 Annual Meeting) and no later than February 19, 2023 (approximately 60 days prior to the one year anniversary of the 2022 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board or, if applicable, specified individual directors.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICES AND PRINCIPAL STOCKHOLDERS

The following table shows certain information with respect to the Company’s common stock beneficially owned by current directors, director nominees, and executive officers of the Company as of March 3, 2022, as well as the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 3, 2022. The shares shown as beneficially owned include shares that executive officers, directors, and director nominees are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 3, 2022. Unless otherwise provided, the address of each of the executive officers, directors, and director nominees listed below is c/o Art’s-Way Manufacturing Co., Inc., 5556 Highway 9, Armstrong, Iowa, 50514-0288.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Thomas E. Buffamante	Director	46,000 shares (3)	*
David R. Castle	Director	41,000 shares (4)	*
McConnell Legacy Investments LLC	Shareholder	2,149,819 shares (5)	46.5%
Marc H. McConnell	Chairman of the Board and Director	159,080 shares (6)	3.4%
Matthew Westendorf	Director	6,000 shares	*
David A. White	Director	25,000 shares	*
David A. King	President and Chief Executive Officer	118,491 shares (7)	2.6%
Michael Woods	Chief Financial Officer	21,946 shares (8)	*
Randall C. Ramsey	Director Nominee	*	*

Directors and Executive Officers as a Group (8 individuals)		417,517 shares (9)	9.3%

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

(2)	Based on 4,619,733 shares issued and outstanding as of March 3, 2022.
(3)	Includes 8,000 shares underlying stock options that can be exercised within 60 days of March 3, 2022.
(4)	Includes 6,000 shares underlying stock options that can be exercised within 60 days of March 3, 2022.
(5)	Marc McConnell is the managing member of McConnell Legacy Investments LLC.
(6)

Includes 10,000 shares held indirectly by Mr. McConnell’s children; 5,580 shares held in individual retirement accounts, over which Mr. McConnell has voting and dispositive power; 8,000 shares underlying stock options that can be exercised within 60 days of March 3, 2022; 4,167 shares of restricted stock for which risks of forfeiture lapse on January 30, 2023; 13,333 shares of restricted stock for which risks of forfeiture lapse as to 6,667 shares on January 19, 2023 and as to 6,666 shares on January 19, 2024; and 25,000 shares of restricted stock for which risks of forfeiture lapse as to 8,334 shares on January 27, 2023 and as to 8,333 shares on each of January 27, 2024 and January 27, 2025.

(7)

Includes 40,000 shares of restricted stock for which risks of forfeiture lapse as to 20,000 shares on each of March 30, 2022 and March 30, 2023; 13,333 shares of restricted stock for which risks of forfeiture lapse as to 6,667 shares on January 19, 2023 and as to 6,666 shares on January 19, 2024; and 25,000 shares of restricted stock for which risks of forfeiture lapse as to 8,334 shares on January 27, 2023 and as to 8,333 shares on each of January 27, 2024 and January 27, 2025.

(8)

Includes 1,666 shares of restricted stock for which risks of forfeiture lapse on January 30, 2023; 4,666 shares of restricted stock for which risks of forfeiture lapse as to 2,333 shares on each of January 19, 2023 and January 19, 2024; and 7,000 shares of restricted stock for which risks of forfeiture lapse as to 2,334 shares on January 27, 2023 and as to 2,333 shares on each of January 27, 2024 and January 27, 2025.

(9)

Includes 32,000 shares underlying stock options that can be exercised within 60 days of March 3, 2022 and 134,165 shares of restricted stock for which risks of forfeiture lapse as described above in footnotes 5, 6 and 7.

EXECUTIVE OFFICERS

David A. King, age 50, is currently serving as our President and Chief Executive Officer, a position he has held since July 21, 2020. Mr. King joined the Company as Executive Vice President on March 23, 2020 in connection with a planned transition of the role of Chief Executive Officer. Prior to employment with the Company, Mr. King was most recently the Executive Vice President of Sales and Marketing at VES Environmental Solutions, LLC, a designer and manufacturer of energy-efficient agricultural ventilation and lighting systems, a position he held from November 2019 until March 2020. He was previously Vice President of Sales and Marketing at Salford Group from June 2013 to November 2019, and he held roles in operations, marketing and international business development at Ag Leader Technology from 1996 to June 2013. Mr. King holds a B.S. in Business Administration from Iowa State University and an M.B.A. from Drake University.

Michael Woods, age 35, is currently serving as our Chief Financial Officer, a position he has held since February 1, 2020. Mr. Woods joined the Company in April 2016 and served as a Senior Staff Accountant and as the Controller until his promotion to Vice President of Finance in January 2019. Mr. Woods began his career in 2012 with Brinkman & Reed, CPAs in Estherville, IA as a Staff Accountant where he performed compilations, reviews, audits and tax consulting services. After three years in public accounting, he spent a year and a half as a Senior Staff Accountant with XPO Logistics (formerly Norbert Dentressangle) in Clive, Iowa. Mr. Woods received Bachelor of Science Degrees in Accounting and Finance from Iowa State University and has been a Certified Public Accountant since October of 2013.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to executive officers that will maximize long-term stockholder value. The components of executive officer compensation are base salary, cash incentive compensation and equity awards.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies. The Compensation Committee annually determines whether to recommend to the Board salary increases for the Company’s executive officers, which recommendation is based on current salaries and individual and Company performance during the past year. Other components of officer compensation are generally also reviewed annually.

The Board has an incentive compensation pool and incentive compensation plans for the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, and certain other key employees. The objectives and the target incentive compensation thresholds and gradations pursuant to the pool and plans are based on an analysis of market data conducted by the Compensation Committee, along with consideration of the Company’s circumstances and opportunities. They reflect the belief of the Board and Compensation Committee that defined annual incentives should be closely aligned with financial performance and opportunities for long-term growth.

Under the approved incentive arrangements, the applicable possible maximum cash incentives for fiscal year 2021 were as follows: Marc McConnell, $200,812 (75% of annual base retainer); David King, $172,250 (65% of annual base salary); Michael Woods, $42,400 (40% of annual base salary). The relevant objectives for fiscal year 2021 pertaining to the Chairman and Vice Chairman were achievement of EBITDA targets for fiscal year 2021 and, if such targets were achieved, the following additional objectives: earnings per share, reduction of term debt, and successful oversight of other business development activities. The relevant objectives for fiscal year 2021 pertaining to the Chief Executive Officer and Chief Financial Officer were achievement of EBITDA targets for fiscal year 2022 and, if such targets were achieved, the following additional objectives: earnings per share, reduction of debt, reduction of inventory and results of the annual audit. No incentive compensation payouts were made for fiscal year 2021 performance, but the Board did approve discretionary bonuses to Marc McConnell ($20,000), in recognition of the strategic development of the Company, and to each of David King ($35,000) and Michael Woods ($15,000), in recognition of operations improvements and individual contributions.

The maximum possible cash incentives for fiscal year 2022 are as follows: Marc McConnell, $200,812 (75% of annual base retainer); David King, $172,250 (65% of annual base salary); and Michael Woods $46,640 (40% of annual base salary). The relevant objectives for fiscal year 2022 pertaining to the Chairman are threshold operating income growth for fiscal year 2022 and, if threshold growth is achieved, the following additional objectives: earnings per share, increased revenue at the Company’s Scientific and Tools segments, reduction of term debt, and successful oversight of other business development activities. The relevant objectives for fiscal year 2022 pertaining to the Chief Executive Officer and Chief Financial Officer are threshold operating income growth for fiscal year 2022 and, if threshold growth is achieved, the following additional objectives: earnings per share, reduction of debt, improvements in delivery, growth of the Company’s Scientific and Tools segments. Achievement of the objectives shall be as determined in the Board’s discretion following the conclusion of fiscal year 2022.

Equity awards have historically been the third component of the Company’s compensation package for executive officers. Equity awards such as restricted stock are awarded to provide long-term incentives to align the objectives of executive officers with the interests of stockholders in maximizing long-term growth. Equity awards typically vest over three years.

The Company also has a 401(k) Savings Plan that covers substantially all full-time employees, including executive officers. Participating employees contribute to the 401(k) Savings Plan through salary reductions. The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 50% of a participant’s contribution for every 1% that the participant contributes, up to 3% of the participant’s salary. Management of the 401(k) Savings Plan assets is currently vested with Transamerica. Vesting of participants is 20% per year of employment until 100% vested after six years.

Employment of Mr. King

Mr. King’s employment is governed by an employment agreement entered into effective March 30, 2020. His employment agreement provides for an annual base salary of $265,000. Mr. King is also eligible to receive annual cash incentive compensation of up to 65% of his base salary based on the Company’s achievement of annual financial objectives and to receive annual equity awards, each as granted by the Board (or a committee authorized by the Board). Mr. King is eligible to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Mr. King’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the Agreement), the Company may be required to pay up to 12 weeks of compensation and benefits to Mr. King, in exchange for his release of any and all claims against the Company and his compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

On January 19, 2021, the Board granted Mr. King 20,000 shares of restricted stock for which risks of forfeiture lapsed as to 6,667 shares of January 19, 2022 and will lapse as to 6,667 shares on January 19, 2023 and 6,666 shares of January 19, 2024. Mr. King’s restricted stock awards are governed by the 2020 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

Employment of Mr. Woods

Mr. Woods’s employment as Chief Financial Officer is governed by an employment agreement entered into as of February 1, 2020. Mr. Woods has an annual base salary of $116,600. Mr. Woods is also eligible to receive incentive compensation, including cash bonuses and equity awards, in the exclusive discretion of the Board (or a committee authorized by the Board), and to participate in any and all other employee benefit plans that are generally available to the Company’s employees.

Mr. Woods’s employment agreement may be terminated at any time by either party. If the agreement is terminated by the Company without cause (as defined in the Agreement), the Company may be required to pay up to 8 weeks of compensation and benefits to Mr. Woods, in exchange for his release of any and all claims against the Company and his compliance with the non-competition and non-solicitation provisions of the agreement. The agreement also contains confidentiality and assignment of inventions provisions that survive the termination of the agreement for an indefinite period.

On January 19, 2021, the Board granted Mr. Woods 7,000 shares of restricted stock for which risks of forfeiture lapsed as to 2,334 shares on January 19, 2022 and will lapse as to 2,333 shares on each of January 19, 2023 and January 19, 2024. Mr. Wood’s restricted stock awards are governed by the 2020 Equity Incentive Plan and the Company’s form of restricted stock award agreement.

2021 Say on Pay Results

At our Annual Meeting held on April 21, 2021, our stockholders had the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers and 97.0% of the shares present and entitled to vote on the proposal approved our named executive officers’ compensation. The Board and the Compensation Committee welcomed this feedback and intend to continue their practice of linking Company performance with executive compensation decisions in order to maximize long-term stockholder value.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to the Company’s named executive officers.

Name and Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	All Other Compensation	Total ($)
David King (3)	2021	265,000	35,000	80,500	20,032	400,532
President and Chief Executive Officer	2020	170,317	19,875	165,600	1,293	357,085
Michael Woods (4)	2021	104,911	15,000	22,540	2,993	145,444
Chief Financial Officer	2020	89,816	10,000	9,500	898	110,214

(1)	Represents discretionary bonuses awarded for respective fiscal year performance.
(2)

Represents the grant date fair value of restricted stock awarded during the fiscal years ended November 30, 2020 and November 30, 2021, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. Please refer to Note 12 of the financial statements included in our Form 10-K for fiscal year 2021 for a discussion of the assumptions made in the valuation of restricted stock awards.

(3)	Mr. King joined the Company as Executive Vice President on March 23, 2020 and became President and Chief Executive Officer on July 21, 2020.
(4)	Mr. Woods has been the Company’s Chief Financial Officer since February 1, 2020.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table sets forth the number of shares underlying outstanding equity awards as of November 30, 2021 and additional information relating to such awards:

		STOCK AWARDS
Name and Position	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested ($)
David King	March 30, 2020	40,000	(1)	141,600
	January 19, 2021	20,000	(2)	70,800
Michael Woods	January 31, 2019	1,666	(3)	5,898
	January 30, 2020	3,333	(4)	11,799
	January 31, 2019	7,000	(5)	24,780

(1)	Risks of forfeiture for these shares of restricted stock will lapse as to 20,000 shares on each of March 30, 2022, and March 30, 2023.
(2)	Risks of forfeiture for these shares of restricted stock lapsed as to 6,667 shares on of January 19, 2022 and will lapse as to 6,667 shares on January 19, 2023 and 6,666 shares on January 19, 2024.
(3)	Risks of forfeiture for these shares of restricted stock lapsed as to 1,666 shares on January 31, 2022.
(4)	Risks of forfeiture for these shares of restricted stock lapsed as to 1,667 shares on January 30, 2022 and will lapse as to 1,666 shares on January 30, 2023.
(5)	Risks of forfeiture for these shares of restricted stock lapsed as to 2,334 shares on January 19, 2022 and will lapse as to 2,333 shares on each of January 19, 2023 and January 19, 2024.

DIRECTOR COMPENSATION

The Company maintains a written director compensation plan. During fiscal year 2021, each director, other than the Chairman of the Board and Vice Chairman of the Board, was entitled to receive a $24,000 cash retainer for service as a director during the fiscal year, with no committee or attendance fees pursuant to this plan. The Chairmen of the Audit Committee and the Compensation Committee were each entitled to receive an additional cash retainer of $4,000 per fiscal year.

During fiscal year 2021, the Chairman and Vice Chairman of the Board received cash retainers paid monthly and were eligible for incentive compensation for the Company’s fiscal year 2021 performance, as discussed above under “Executive Compensation,” and the Chairman of the Board received an equity award. Marc McConnell received a cash retainer of $267,750 for fiscal year 2021, received 20,000 shares of restricted stock for which risks of forfeiture lapsed as to 6,667 shares on January 19, 2022 and will lapse as to 6,667 shares on January 19, 2023 and as to 6,666 shares on January 19, 2024, and was eligible to receive maximum incentive compensation of $200,812, which represented 75% of his cash retainer. J. Ward McConnell, Jr. served as Vice Chairman until April 21, 2021 and received a cash retainer of $20,835 in fiscal year 2021 ($50,000 annually) and was eligible to receive maximum incentive compensation of $32,500, which represented 65% of his annual base cash retainer. The Chairman and Vice Chairman of the Board did not receive a payout of incentive compensation based on the Company’s fiscal year 2021 performance; however, the Chairman of the Board did receive a discretionary bonus of $20,000 in recognition of the strategic development of the Company. The retainer payable to Marc McConnell will remain the same for fiscal year 2022, while J. Ward McConnell, Jr. will no longer receive a separate retainer due to his departure from the Board following the 2021 Annual Meeting of Stockholders.

Director retainers are paid quarterly in installments and are prorated to reflect a director who serves for less than a full fiscal year. Directors may, in accordance with certain timing parameters determined by the Board, elect to receive fully vested restricted common stock in lieu of the aforementioned cash retainers. Any such stock shall be issued under the Company’s 2020 Equity Incentive Plan or, if determined by the Board, an applicable successor plan approved by the Company’s stockholders. In addition, each director is reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as a Board member. Director compensation is reviewed annually, and adjustments may be adopted by the Board.

The Company’s director compensation plan provides for annual grants of 1,000 shares of fully vested restricted shares of Company common stock on the date of each annual meeting and for quarterly grants of 1,000 shares of fully vested restricted shares of Company common stock on the last day of each fiscal quarter. In fiscal year 2021, the annual director restricted shares grant was made on April 21, 2021 to the directors elected to the Board at the 2021 Annual Meeting of Stockholders.

Director Compensation Table for Fiscal Year 2021

Our directors received the following compensation for fiscal year 2021:

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
Marc H. McConnell	287,500	75,200	362,700
J. Ward McConnell, Jr.	20,835	3,150	23,985
Thomas E. Buffamante	28,000	16,400	44,400
David R. Castle	27,000	16,400	43,400
David A. White	25,000	16,400	41,400
Matthew Westendorf	14,000	13,250	27,250

(1)

For all directors, represents the grant date fair value of equity-based compensation for 5,000 shares of fully-vested restricted stock granted pursuant to the Company’s director compensation plan in fiscal year 2021 at the grant date fair value of $3.15 per share for grants of 1,000 shares made February 28, 2021, $3.05 per share for grants of 1,000 shares made April 31, 2021, $3.285 per share for grants of 1,000 shares made May 31, 2021, $3.37 per share for grants of 1,000 shares made August 31, 2021, and $3.54 per share for grants of 1,000 shares made November 30, 2021, in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation. For Marc McConnell, also represents the grant date fair value of equity-based compensation for 20,000 shares of restricted stock for which risks of forfeiture lapsed as to 6,667 shares on January 19, 2022 and will lapse as to 6,667 shares on January 19, 2023 and 6,666 shares on January 19, 2024 at the grant date fair value of $2.94 per share, in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718 – Stock Compensation. Please refer to Note 12 of the financial statements included in our Form 10-K for fiscal year 2021 for a discussion of the assumptions made in the valuation of restricted stock awards. At the end of fiscal year 2021, Marc McConnell was the only director with outstanding restricted stock awards, holding 32,334 shares of unvested restricted stock. Risks of forfeiture lapsed as to 6,667 shares on January 19, 2022, 4,167 shares on January 30, 2022, and 4,000 shares on January 31, 2022. Risks of forfeiture will lapse as to 6,667 shares on January 19, 2023 and 6,666 shares on January 19, 2024, and 4,167 shares on January 30, 2023.

(2)

No option awards were granted to directors in fiscal year 2021. At the end of fiscal year 2021 the aggregate number of option awards outstanding for each director was as follows: Marc McConnell, 8,000; Thomas Buffamante, 8,000; and David Castle, 6,000. All outstanding options held by directors are fully exercisable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Art’s-Way Manufacturing Co., Inc. 2011 Equity Incentive Plan and the Art’s-Way Manufacturing Co., Inc. 2020 Equity Incentive Plan as of November 30, 2021.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	22,000	$5.93	432,348
Equity compensation plans not approved by security holders	-	N/A	-
Totals	22,000	$5.93	432,348

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Other than as described below, since the beginning of our fiscal year 2020, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

•	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and
•	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

The J. Ward McConnell Jr. Living Trust, the estate of our former Vice Chairman of our Board, J. Ward McConnell, which holds approximately 47% of the Company’s shares through McConnell Legacy Investments, LLC, is providing a personal guarantee of approximately 38% of our $2,600,000 term loan from Bank Midwest, as required by the United States Department of Agriculture in connection with its guarantee of the same loan. In exchange, the J. Ward McConnell Jr. Living Trust receives a fee of 2% of the personally guaranteed amount. For fiscal years 2020 and 2021, the fee paid to the guarantor was $16,641 and $17,487, respectively.

OTHER INFORMATION

Management knows of no other matters that may be brought before the 2022 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders on the enclosed proxy card will vote thereon in accordance with their discretion and best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2021, accompanies the delivery of this Proxy Statement.

We will provide a copy of exhibits to the Form 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or exhibits should be directed to David King, President and Chief Executive of Art’s-Way Manufacturing Co., Inc., 5556 Highway 9, Armstrong, Iowa, 50514-0288. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock of the Company on March 3, 2022. The Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s website (www.sec.gov) and on our website at http://www.artsway-mfg.com/investor-relations/.

ART'S-WAY MANUFACTURING CO., INC.
ATTN: DAVID KING
P.O. BOX 288
ARMSTRONG, IA 50514-0288

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D69264-P69420

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ART'S-WAY MANUFACTURING CO., INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the following five nominees to the Company's Board of Directors to serve as directors each for a term of one year.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Marc H. McConnell
02) Thomas E. Buffamante
03) Randall C. Ramsey
04) Matthew Westendorf
05) David A. White

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are also authorized to vote on any other matters that may properly come before the 2022 Annual Meeting, or any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

ART'S-WAY MANUFACTURING CO., INC.

The Notice and Proxy Statement, Annual Report and Form 10-K are available at
http:/www.artsway-mfg.com/investors/

Please sign, date and mail
your proxy card in the envelope provided as soon
as possible.

D69265-P69420

ART'S-WAY MANUFACTURING CO., INC.
Annual Meeting of Stockholders
April 20, 2022 10:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marc H. McConnell and Matthew Westendorf, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ART'S-WAY MANUFACTURING CO., INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM CDT on April 20, 2022, at the 5556 Highway 9 Armstrong, Iowa 50514-0288, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side